UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 22, 2010 (December 22, 2010)

Brown-Forman Corporation

(Exact name of registrant as specified in its charter)

Delaware	002-26821	61-0143150

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 22, 2010, Brown-Forman Corporation (the “Company”) issued a press release announcing that the Company is exploring strategic alternatives for its Hopland, California-based wine assets, including a possible sale.  Included in the strategic review are the Fetzer winery, bottling facility, and vineyards, as well as the Fetzer brand and other Hopland, California-based brands.  There can be no assurance that there will be any transaction for all or any of these brands or related assets.

A copy of the press release is furnished herewith as Exibit 99.1. The information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or , or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

The following Exhibit is furnished as part of this Report on Form 8-K.

99.1           Brown-Forman Corporation Press Release dated December 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown-Forman Corporation
(Registrant)

December 22, 2010                                           /s/  Nelea A. Absher
(Date)	Nelea A. Absher
Vice President, Associate General Counsel and Assistant Corporate Secretary

Exhibit Index

Exhibit
Number                      Description

99.1                      Brown-Forman Corporation Press Release dated December 22, 2010